                                                                    Exhibit 23.2

                   [LETTERHEAD OF JONES, DAY, REAVIS & POGUE]


                                October 1, 2001



    We hereby consent to the reference to our firm under the caption "Legal Opinion" in Post-Effective Amendment No. 4 to the Registration Statement of the Nasdaq-100 Trust (sm), Series 1.


                                          /s/ JONES, DAY, REAVIS & POGUE

                                          Jones, Day, Reavis & Pogue